                                POWER OF ATTORNEY

                    RIVESOURCE LIFE INSURANCE CO. OF NEW YORK

Gumer C. Alvero
Lori J. Arrell
Timothy V. Bechtold
Maureen A. Buckley
Rodney P. Burwell
Robert R. Grew
Richard N. Bush
Ronald L. Guzior
Jean B. Keffeler
Thomas R. McBurney
Jeffrey McGregor
Jeryl A. Millner
Thomas V. Nicolosi
Michael R. Woodward
David K. Stewart

Do hereby jointly and severally authorize Dixie L. Carroll, Scott E. Creutzmann, Chris R. Long, Scott R. Plummer, Christopher O. Petersen, Bruce H. Saul, Tara W Tilbury, Rodney J. Vessels or Daniel J. Weatherly to sign as their attorneys-in-fact and agents any and all documents (i.e., Registration Statement, pre-effective amendment, post-effective amendment and any application for exemptive relief) on behalf of the registrants reflected in the attached list that have been filed with the Securities and Exchange Commission by RiverSource Life Insurance Co. of New York pursuant to the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, by means of the Security and Exchange Commission's electronic disclosure system known as EDGAR or otherwise; and to the file the same, with any amendments thereto and all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, and do hereby ratify such signatures heretofore made by such persons.

It is expressly understood by the undersigned that all to whom this Power of Attorney is presented are hereby authorized to accept a copy, photocopy or facsimile of this authorization with the same validity as the original.

This Power of Attorney may be executed in any number of counterpart copies, each of which shall be deemed an original and all of which, together, shall constitute one and the same instrument.

IN WITNESS WHEREOF, the undersigned have executed this Power of Attorney for the purpose herein set forth. Dated the 22nd day of October, 2008.



/s/ Gumer C. Alvero                     /s/ Jean B. Keffeler
-------------------------------------   ----------------------------------------
Gumer C. Alvero                         Jean B. Keffeler
Director and Senior Vice President -    Director
Annuities

/s/ Lori J. Arrell                      /s/ Thomas R. McBurney
-------------------------------------   ----------------------------------------
Lori J. Arrell                          Thomas R. McBurney
Director                                Director


/s/ Timothy V. Bechtold                 /s/ Jeffrey McGregor
-------------------------------------   ----------------------------------------
Timothy V. Bechtold                     Jeffrey McGregor
Director, President and Chief           Director
executive Officer


/s/ Maureen A. Buckley                  /s/ Jeryl A. Millner
-------------------------------------   ----------------------------------------
Maureen A. Buckley                      Jeryl A. Millner
Director, Vice President, Chief         Director
Operating Officer,
Consumer Affairs Officer, Claims
Officer and Anti-Money Laundering
Officer


/s/ Rodney P. Burwell                   /s/ Thomas V. Nicolosi
-------------------------------------   ----------------------------------------
Rodney P. Burwell                       Thomas V. Nicolosi
Director                                Director


/s/ Richard N. Bush                     /s/ Michael R. Woodward
-------------------------------------   ----------------------------------------
Richard N. Bush                         Michael R. Woodward
Senior Vice President - Corporate Tax   Director


/s/ Robert R. Grew                      /s/ David K. Stewart
-------------------------------------   ----------------------------------------
Robert R. Grew                          David K. Stewart
Director                                Vice President and Controller


/s/ Ronald L. Guzior
-------------------------------------
Ronald L. Guzior
Director

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                     RIVERSOURCE LIFE INSURANCE CO. OF NEW YORK
                REGISTERED VARIABLE ANNUITY/LIFE INSURANCE PRODUCTS

                                                                                                      1933 Act     1940 Act
                                                                                                         No.         No.
                                                                                                     ----------   ---------
RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 1                                                                811-07475
Privileged Assets Select Annuity                                                                     333-139767

RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2                                                                811-07511
RiverSource Personal Portfolio Plus 2/RiverSource Personal Portfolio                                 333-139772
RiverSource Endeavor Select Variable Annuity                                                         333-139764
RiverSource FlexChoice Select Variable Annuity                                                       333-144422
RiverSource Innovations Select Variable Annuity                                                      333-139764
RiverSource Innovations Variable Annuity                                                             333-139764

RIVERSOURCE OF NEW YORK ACCOUNT 4                                                                                  811-3500
RiverSource Variable Retirement & Combination Annuities                                                 2-78194
RiverSource Employee Benefit Annuity                                                                   33-52567
RiverSource Flexible Annuity                                                                            33-4174

RIVERSOURCE OF NEW YORK ACCOUNT 7                                                                                  811-4913
Life Vest Single Premium Variable Life Insurance Policy                                                33-10334

RIVERSOURCE OF NEW YORK ACCOUNT 8
RiverSource Succession Select Variable Life Insurance                                                 333-42257
RiverSource Variable Universal Life Insurance                                                          33-15290
RiverSource Variable Second-To-Die Life Insurance                                                      33-62457
RiverSource Variable Universal Life III                                                               333-44644

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
RiverSource Variable Universal Life IV/RiverSource Variable Universal Life IV - Estate Series         333-44644

RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT                                                                  811-07623
RiverSource Flexible Portfolio Annuity                                                                 33-62407
RiverSource Retirement Advisor Variable Annuity                                                       333-79311
RiverSource Retirement Advisor Advantage Variable Annuity/RiverSource Retirement Advisor Select
   Plus Variable Annuity                                                                              333-79311
RiverSource Retirement Advisor Advantage Plus Variable Annuity/RiverSource Retirement Advisor
   Select Plus Variable Annuity                                                                       333-79311
RiverSource Retirement Advisor 4 Advantage Plus Variable Annuity/RiverSource Retirement Advisor 4
   Select Plus Variable Annuity/RiverSource Retirement Advisor 4 Access Variable Annuity              333-79311

RIVERSOURCE OF NEW YORK ACCOUNT SBS                                                                                811-6560
RiverSource Symphony Annuity                                                                           33-45776
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